                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)        May 15, 1996
                                                              ------------

                                 FIRST USA BANK
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



          Delaware                    33-5060                 76-0039224
        ------------              ----------------           ------------
(State or otherjurisdiction   (Commission File Number)       (IRS Employer
     of incorporation or                                 Identification Number)
       organization)


201 North Walnut Street, Wilmington, Delaware                   19801
- -------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


                302/594-4117
- ----------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
- --------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)



                             Number of pages: 154
                                              ---
                      Exhibit index located on page:  10
                                                      --

Item 5.   Other Events

     On May 2, 1996, First USA Bank ("the Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $500,000,000 of credit card receivables. The securitization consists of an Exchangeable Purchase Certificate that may be exchanged for Sharing Series E CIA Certificates which will represent Collateral Invested Amounts for future securitizations of credit card receivables by the Bank.

     First USA Credit Card Master Trust Series 1996-E1 consists of a single class of $500,000,000 Floating Rate Asset Backed Certificates (the "Certificates"). Interest will accrue on the Certificates at the rate of 1.00% over the one-month London Interbank Offered Rate ("LIBOR") or such lesser amount specified in the Exchangeable Certificate Purchase Agreement.

     First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1992-1 Supplement, dated September 1, 1992, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $308,000,000 in original principal amount 5.20% Class A Asset Backed Certificates and $42,000,000 in original principal amount 5.80% Class B Asset Backed Certificates (the "Series 1992-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of principal and interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1992-1 Certificates to those persons in whose names the 1992-1 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1993-1 Supplement, dated May 1, 1993, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Asset Backed Certificates (the "Series 1993-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1993-1 Certificates to those persons in whose names the 1993-1 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1993-2 Supplement, dated October 1, 1993, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Asset Backed Certificates (the "Series 1993-2 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1993-2 Certificates to those persons in whose names the 1993-2 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1993-3 Supplement, dated October 1, 1993, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Asset Backed Certificates (the "Series 1993-3 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1993-3 Certificates to those persons in whose names the 1993-3 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-3 Supplement, dated as of June 1, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $532,350,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $34,650,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-3 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1994-3 Certificates to those persons in whose names the 1994-3 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-4 Supplement, dated as of June 1, 1994, to the Pooling and Servicing Agreement, dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $726,450,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $56,550,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-4 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1994-4 Certificates to those persons in whose names the 1994-4 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-5 Supplement, dated as of July 30, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $39,160,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-5 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1994-5 Certificates to those persons in whose names the 1994-5 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-6 Supplement, dated as of July 30, 1994, to the Pooling and Servicing Agreement dated as of

September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $58,380,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-6 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1994-6 Certificates to those persons in whose names the 1994-6 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-7 Supplement, dated as of November 8, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $58,735,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-7 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1994-7 Certificates to those persons in whose names the 1994-7 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-8 Supplement, dated as of November 8, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $39,157,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-8 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest relating to the collections for the periods February 1 through April 30, 1996 (the "Collection Periods), on the Series 1994-8 Certificates to those persons in whose names the 1994-8 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-1 Supplement, dated as of March 1, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $1,000,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $78,300,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1995-1 Certificates to those persons in whose names the 1995-1 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-2 Supplement, dated as of March 1, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the 660,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $51,700,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-2 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1995-2 Certificates to those persons in whose names the 1995-2 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-3 Supplement, dated as of May 16, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the 830,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $65,000,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-3 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1995-3 Certificates to those persons in whose names the 1995-3 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-4 Supplement, dated as of September 14, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $67,770,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-4 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1995-4 Certificates to those persons in whose names the 1995-4 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-5 Supplement, dated as of September 14, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $48,180,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-5 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1995-5 Certificates to those persons in whose names the 1995-5 Certificates were registered as of the last business day of April 1996.

     On May 10, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-6 Supplement, dated as of December 7, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $1,245,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $112,500,000 in original principal amount Floating Rate Class B Asset Backed

Certificates (the "Series 1995-6 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1995-6 Certificates to those persons in whose names the 1995-6 Certificates were registered as of the last business day of April 1996.

     On May 15, 1996 (the "Payment Date") pursuant to the terms of the Series 1996-1 Supplement, dated as of March 6, 1996, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $67,770,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1996-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of April 1 through April 30, 1996 (the "Collection Period"), on the Series 1996-1 Certificates to those persons in whose names the 1996-1 Certificates were registered as of the last business day of April 1996.

     The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates, 1993-3 Certificates 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, and 1996-1 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, and 99.17 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of principal and interest on the 1992-1 Certificates and certain other information related thereto.

(99.02) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1993-1 Certificates and certain other information related thereto.

(99.03) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1993-2 Certificates and certain other information related thereto.

(99.04) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1993-3 Certificates and certain other information related thereto.

(99.05) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1994-3 Certificates and certain other information related thereto.

(99.06) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1994-4 Certificates and certain other information related thereto.

(99.07) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1994-5 Certificates and certain other information related thereto.

(99.08) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1994-6 Certificates and certain other information related thereto.

(99.09) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1994-7 Certificates and certain other information related thereto.

(99.10) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1994-8 Certificates and certain other information related thereto.

(99.11) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1995-1 Certificates and certain other information related thereto.

(99.12) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1995-2 Certificates and certain other information related thereto.

(99.13) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1995-3 Certificates and certain other information related thereto.

(99.14) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1995-4 Certificates and certain other information related thereto.

(99.15) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1995-5 Certificates and certain other information related thereto.

(99.16) Monthly Certificateholders' Statement of the Trust regarding the May 10, 1996 payment of interest on the 1995-6 Certificates and certain other information related thereto.

(99.17) Monthly Certificateholders' Statement of the Trust regarding the May 15, 1996 payment of interest on the 1996-1 Certificates and certain other information related thereto.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST USA BANK
                                    As Servicer


                                        /s/ Steven L. McDonald
                                    By: ________________________________
                                        Steven L. McDonald
                                        Senior Vice President



Date:  June 5, 1996
       ------------

                                 EXHIBIT INDEX





                                                                  Page Number
                                                                  -----------

(99.01) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1992-1 Certificates.                                            12

(99.02) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1993-1 Certificates.                                            20

(99.03) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1993-2 Certificates.                                            26

(99.04) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1993-3 Certificates.                                            33

(99.05) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1994-3 Certificates.                                            40

(99.06) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1994-4 Certificates.                                            48

(99.07) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1994-5 Certificates.                                            56

(99.08) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1994-6 Certificates.                                            64

(99.09) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1994-7 Certificates.                                            72

(99.10) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1994-8 Certificates.                                            82

(99.11) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1995-1 Certificates.                                            92

(99.12) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1995-2 Certificates.                                            101

(99.13) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1995-3 Certificates.                                            110

(99.14) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1995-4 Certificates.                                            119

(99.15) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1995-5 Certificates.                                            128

(99.16) Monthly Certificateholders' Statement relating
        to the May 10, 1996 Distribution Date for the
        1995-6 Certificates.                                            137

(99.17) Monthly Certificateholders' Statement relating
        to the May 15, 1996 Distribution Date for the
        1996-1 Certificates.                                            146